UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

FRESH VINE WINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 78984

Charlotte, NC 28271

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

Fresh Vine Wine, Inc., a Nevada corporation (“Fresh Vine”), previously disclosed that it entered into a Business Combination Agreement (the “Business Combination Agreement”) with (i) Amaze Holdings Inc., a Delaware corporation and wholly owned subsidiary of Vine (“Pubco“), (ii) VINE Merger Sub Inc., a Delaware corporation and wholly subsidiary of Pubco (“VINE Merger Sub”), (iii) Adifex Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Adifex Merger Sub”), and (iv) Adifex Holdings LLC, a Delaware limited liability company (“Adifex”), pursuant to which, in a series of transactions described therein (the “Business Combination”), Fresh Vine will become a wholly owned subsidiary of Pubco. As a result of a transaction between Adifex and Amaze Software, Inc. (“Amaze”) that is a condition precedent to the Business Combination and the Business Combination itself, Amaze will be a subsidiary of Adifex and indirect subsidiary of Pubco.

Fresh Vine is filing this amendment to the Current Report on Form 8-K filed on December 17, 2024 (the “Original Filing”) regarding a press release (the “Press Release”) that announced an exclusive recorded conversation with the chief executive officer of Amaze. At the time of the Original Filing, the Press Release attached as Exhibit 99.1 announced that the exclusive recorded conversation would occur at 5:00 p.m. PST. The exclusive recorded conversation will occur at 5:00 p.m. EST. This amendment is filed solely to refurnish the Press Release to correct the error.

Except as set forth in this Current Report on Form 8-K, no other modifications have been made to the Original Filing or the Press Release. The information furnished in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Participants in the Solicitation

Fresh Vine, Adifex and Amaze and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed Business Combination. Information about Fresh Vine’s directors and executive officers is available in Fresh Vine’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its definitive proxy statement dated November 6, 2023 for its 2023 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Business Combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Fresh Vine or the SEC’s website as indicated above.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Fresh Vine and Pubco will file materials with the SEC, including a registration statement (the “Registration Statement”), which will include a document that serves as a proxy statement/prospectus of Fresh Vine and an information statement of Adifex and its to be acquired subsidiary, Amaze, and other documents regarding the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain the Registration Statement, the proxy statement/prospectus and other materials filed by Fresh Vine with the SEC free of charge from the SEC’s website at www.sec.gov or from Fresh Vine at the SEC filings section of www.ir.freshvinewine.com.

Non-Solicitation

This report does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 17, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: December 17, 2024	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer